UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2018 (July 9, 2018)
HEALTHCARE TRUST OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35568	20-4738467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320
Scottsdale, Arizona		85254
(Address of principal executive offices)		(Zip Code)
(480) 998-3478
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On July 9, 2018, Healthcare Trust of America, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) for the purpose of acting on the following three proposals properly brought before the meeting:
(1) the election of the following individuals to the Company’s board of directors: Scott D. Peters, W. Bradley Blair, II, Vicki U. Booth, Roberta B. Bowman, Maurice J. DeWald, Warren D. Fix, Peter N. Foss, Daniel S. Henson, Larry L. Mathis, and Gary T. Wescombe;
(2) the approval, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement; and
(3) the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.
Election of Directors
At the Annual Meeting, our stockholders elected all the director nominees identified above to serve until the Annual Meeting in 2019 and until their successors are duly elected and qualified. Set forth below are the final voting tallies from the Annual Meeting relating to such election of director nominees:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For*
Scott D. Peters	167,422,597	3,615,392	180,230	20,535,012	98%
W. Bradley Blair, II	138,346,613	30,266,000	2,605,606	20,535,012	82%
Vicki U. Booth	169,975,345	1,064,922	177,952	20,535,012	99%
Roberta B. Bowman	169,968,755	1,069,341	180,123	20,535,012	99%
Maurice J. DeWald	140,749,938	30,274,632	193,649	20,535,012	82%
Warren D. Fix	165,691,005	5,329,933	197,281	20,535,012	97%
Peter N. Foss	136,453,318	34,577,851	187,050	20,535,012	80%
Daniel S. Henson	167,807,431	3,222,183	188,605	20,535,012	98%
Larry L. Mathis	141,543,420	29,488,407	186,392	20,535,012	83%
Gary T. Wescombe	165,357,679	3,244,246	2,616,294	20,535,012	98%
* Note that % of “Votes For” excludes abstentions and broker non-votes, consistent with the Company’s charter.
Advisory Vote to Approve Executive Compensation
At the Annual Meeting, our stockholders approved, on an advisory basis, the compensation of our named executive officers. Set forth below are the final voting tallies from the Annual Meeting relating to such advisory vote to approve the compensation of our named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For*
123,481,662	46,661,974	1,074,583	20,535,012	73%
* Note that % of “Votes For” excludes abstentions and broker non-votes, consistent with the Company’s charter.
Ratification of Auditors
At the Annual Meeting, our stockholders ratified the appointment of Deloitte & Touch LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Set forth below are the final voting tallies from the Annual Meeting relating to such auditor ratification:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For*
188,734,650	2,576,882	441,699	—	99%
* Note that % of “Votes For” excludes abstentions and broker non-votes, consistent with the Company’s charter.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
Date: July 9, 2018	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman